UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

INVITAE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 374-7782

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

This Form 8-K/A is filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by Invitae Corporation (the “Company”) on October 5, 2020 (the “Original Form 8-K”). This Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a)

The historical audited consolidated financial statements of ArcherDX, Inc. (“ArcherDX”) as of and for the years ended December 31, 2019 and 2018 and related notes are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The unaudited consolidated financial statements of ArcherDX as of and for the three and nine months ended September 30, 2020 and 2019 and the related notes are attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b)

The unaudited pro forma condensed combined financial information for the year ended December 31, 2019 and as of and for the nine months ended September 30, 2020 are attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of ArcherDX, Inc.

99.1	Historical audited consolidated financial statements of ArcherDX, Inc. as of and for the years ended December 31, 2019 and 2018.

99.2	Unaudited consolidated financial statements of ArcherDX, Inc. as of and for the three and nine months ended September 30, 2020 and 2019.

99.3	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2019 and as of and for the nine months ended September 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2020

INVITAE CORPORATION

	By:	/s/ Thomas R. Brida
	Name:	Thomas R. Brida
	Title:	General Counsel